EXHIBIT 99(a)

Welcome to the
2012 Annual Meeting

Shareholder Assembly Agenda
•Deposits
•Loan Portfolio
•Investment Portfolio
•Ratio Analysis
•Stock Performance
•Questions and Answers

TrustCo Bank Corp
4,000,000
3,500,000
3,000,000
2,500,000
2,000,000
2002Y
2003Y
2004Y
2005Y
2006Y
2007Y
2008Y
2009Y
2010Y
2011Y
TrustCo Bank Corp

Deposit Growth ($000)

38,000
36,000
34,000
32,000
30,000
28,000
26,000
24,000
22,000
20,000
Average Deposits per Branch
225
200
175
150
125
100
75
50
25
-
Number of Branches
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
Q1/12
Average Deposits per Branch
Branches

Number of Branches & Average Size

TrustCo Bank Corp
2,750,000
2,500,000
2,250,000
2,000,000
1,750,000
1,500,000
1,250,000
1,000,000
2002Y
2003Y
2004Y
2005Y
2006Y
2007Y
2008Y
2009Y
2010Y
2011Y
TrustCo Bank Corp

Loan Growth ($000)

3.50
3.00
2.50
2.00
1.50
1.00
0.50
-
2000Y
2001Y
2002Y
2003Y
2004Y
2005Y
2006Y
2007Y
2008Y
2009Y
2010Y
2011Y
TrustCo Bank Corp
Peer Group Median

Nonperforming Loans / Loans (%)

1.20
1.10
1.00
0.90
0.80
0.70
0.60
0.50
0.40
0.30
0.20
2006Q4
2007Q1
2007Q2
2007Q3
2007Q4
2008Q1
2008Q2
2008Q3
2008Q4
2009Q1
2009Q2
2009Q3
2009Q4
2010Q1
2010Q2
2010Q3
2010Q4
2011Q1
2011Q2
2011Q3
2011Q4
TrustCo 30-89/Loans
Peer Group 30-89 PD/Loans

Short-term Delinquencies* (%)
*30-89 day past due loans / total loans

100
90
80
70
60
50
40
30
20
10
0
2002Y
2003Y
2004Y
2005Y
2006Y
2007Y
2008Y
2009Y
2010Y
2011Y
2012Q1
Cash & Equivalents / Assets
Investments / Assets

Investment & Cash to Assets (%)

Net Interest Margin (%)
5.00
4.50
4.00
3.50
3.00
2.50
2.00
2000Y
2001Y
2002Y
2003Y
2004Y
2005Y
2006Y
2007Y
2008Y
2009Y
2010Y
2011Y

Efficiency Ratio (%)
70.0
65.0
60.0
55.0
50.0
45.0
40.0
35.0
30.0
2000Y
2001Y
2002Y
2003Y
2004Y
2005Y
2006Y
2007Y
2008Y
2009Y
2010Y
2011Y

Return on Average Equity (%)
35.0
30.0
25.0
20.0
15.0
10.0
5.0
2000Y
2001Y
2002Y
2003Y
2004Y
2005Y
2006Y
2007Y
2008Y
2009Y
2010Y
2011Y

Return on Average Assets (%)
2.50
2.25
2.00
1.75
1.50
1.25
1.00
0.75
0.50
2000Y
2001Y
2002Y
2003Y
2004Y
2005Y
2006Y
2007Y
2008Y
2009Y
2010Y
2011Y

Modest margin declines recently, but flattened expenses…..
…should help drive ROE and ROA as credit costs decline and growth continues

TrustCo vs. Peers
*All public owned banking institutions covered by SNL Financial with assets of $2 to
$10 billion as of March 31, 2012; peer numbers are the medians for the full year 2011.
	TrustCo						Peers*
	2007	2008	2009	2010	2011	Q1/12	Q1/12

Return on Average Equity	16.9%	14.3%	11.7%	11.5%	11.0%	10.4%	8.1%
Return on Average Assets	1.20%	1.00%	0.79%	0.77%	0.81%	0.84%	0.91%
Net Interest Margin	3.10%	2.98%	3.29%	3.50%	3.40%	3.22%	3.77%
Nonperforming Loans/ Loans	0.66%	1.54%	2.02%	2.07%	1.93%	2.03%	2.87%
30-89 Day PD Loans / Loans	0.85%	0.66%	0.77%	0.91%	0.48%	0.43%	0.85%
Efficiency Ratio	45.8%	51.6%	55.1%	50.8%	49.2%	52.5%	60.7%

Total Return - 2011

10%
0%
-10%
-20%
-30%
-40%
-50%
-60%
-70%
-7%
-22%
-35%
-8%
3%
-49%
-36%
-5%
-12%
-58%
TrustCo
SNL Bank and Thrift
First Niagara
Arrow
Berkshire
Hudson City
Astoria
NBT
Key
Bank America

2011 Stock Performance

 • Top 20 of “Top 100 Thrifts” - SNL Thrift Investor, 2005-
 2011
 • #1 Home Lender in Capital Region 2011 - Capital District
 Business Review
 • “Banking’s Top Performers” - ABA Banking Journal
 • 12th out of 129 banks with over $3 billion of assets for 2010
 • Top 30 of “Top 150 Performers” - Bank Director Magazine,
 2008-2010
Things to be Proud Of

Forward Looking Statements
Safe Harbor Regarding Forward-Looking Statements
This presentation may contain forward-looking information about TrustCo Bank Corp NY (“the Company”) that is intended to be covered by the safe harbor for forward-looking statements provided by the Private Securities
Litigation Reform Act of 1995. Actual results and trends could differ materially from those set forth in such statements due to various risks, uncertainties and other factors. Such risks, uncertainties and other factors that could cause actual results and experience to differ from those projected include, but are not limited to, the following: credit risk, the effects of and changes in, trade, monetary and fiscal policies and laws, inflation, interest rates, market and monetary fluctuations, competition, the effect of changes in financial services laws and regulations, real estate and collateral values, changes in accounting policies and practices, changes in local market areas and general business and economic trends and the matters described under the heading “Risk Factors” in our most recent annual report on
Form 10-K and our other securities filings. The statements are valid only as of the date hereof and the Company disclaims any obligation to update this information except as may be required by applicable law.
Note: Data in this presentation was obtained from SNL Financial and from the Company’s SEC filings.

2012 Annual Meeting
Questions and Answers

2012 Annual Meeting
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